UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 20, 2007



                                 RES-CARE, INC.
               (Exact Name of Registrant as specified in Charter)


              Kentucky               0-20372                61-0875371
 (State or other jurisdiction     (Commission              (IRS Employer
         of incorporation)        File Number)          Identification No.)


9901 Linn Station Road, Louisville, Kentucky                40223
(Address of principal executive offices)                  (Zip code)

                                 (502) 394-2100
              (Registrant's telephone number, including area code)

               10140 Linn Station Road, Louisville, Kentucky 40223 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01         Other Events.

         On November 20, 2007, Res-Care, Inc. issued a press release to announce the acquisition of an 81% controlling interest in the operating subsidiaries of Maatwerk Groep, BV, a Netherlands company with 18 locations in the Netherlands, United Kingdom and Germany. A copy of the press release is included as Exhibit
99.1 to this report.

Item 9.01         Financial Statements & Exhibits.

         Exhibit Number    Description of Exhibit
         --------------    ----------------------
         99.1              Press release dated November 20, 2007.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RES-CARE, INC.



Date: November 20, 2007                     By:      /s/ David W. Miles
                                                 ----------------------
                                            David W. Miles
                                            Executive Vice President and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibits
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 99.1    Copy of press release issued by the Company on November 20, 2007.


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